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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                             LAWSON SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                   41-1251159
     ------------------------                       -------------------
     (State of incorporation                         (I.R.S. Employer
        or organization)                            Identification No.)

      380 Saint Peter Street
       St. Paul, Minnesota                              55102-1302
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(Address of principal executive offices)                (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this Form relates:
333-63394

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                       Name of each exchange on which
to be so registered                       each class is to be registered
-------------------                       ------------------------------
 Not Applicable                                  Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
                                (Title of class)


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Item 1. Description of Registrant's Securities to be Registered.

     The Description of Capital Stock section included in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-63394), as amended, which Registration Statement was initially filed with the Securities and Exchange Commission on June 20, 2001, is incorporated herein by reference.

Item 2. Exhibits.

Number          Description
------          -----------
3.1*            Certificate of Incorporation of the Registrant.

3.2*            Bylaws of the Registrant.

4.1*            Form of Certificate of Common Stock of the Registrant.

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* Incorporated by reference to the exhibit of the same number in the
Registrant's Registration Statement on Form S-1 (File No. 333-63394).


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       LAWSON SOFTWARE, INC.

Date: November 14, 2001

                                       By  /s/ Robert G. Barbieri
                                          --------------------------------------
                                               Robert G. Barbieri
                                               Chief Financial Officer


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                                 EXHIBIT INDEX

Number          Description
------          -----------
3.1*            Certificate of Incorporation of the Registrant.

3.2*            Bylaws of the Registrant.

4.1*            Form of Certificate of Common Stock of the Registrant.

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* Incorporated by reference to the exhibit of the same number in the
Registrant's Registration Statement on Form S-1 (File No. 333-63394).